Note 3 - Allocation of Consideration Transferred (Details) - Protagenic Therapeutics Inc [Member]	Feb. 12, 2016 USD ($)
Common Stock [Member]
Atrinsic 25,867 shares Common stock	$ 32,334
Preferred Stock [Member] | Series B Preferred Stock [Member]
Atrinsic 25,867 shares Common stock	371,835
Total value of shares issued to Atrinsic on Merger date	404,169
Goodwill	404,169
Net value of consideration	$ 0